Exhibit 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
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                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                         I.R.S. Employer Identification
No.

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       800 Nicollet Mall
    Minneapolis, Minnesota                                           55402
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 (Address of principal executive offices)                        (Zip Code)
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                              Raymond S. Haverstock
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3909
            (Name, address and telephone number of agent for service)
                          Abraxas Petroleum Corporation
                           Eastside Coal Company, Inc.
                          Sandia Oil & Gas Corporation
                             Sandia Operating Corp.
                            Wamsutter Holdings, Inc.
                      Western Associated Energy Corporation

                     (Issuer with respect to the Securities)
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        Nevada                                           74-258403
        Colorado                                         74-227540
        Texas                                            74-236896
        Texas                                            74-246870
        Wyoming                                          74-289701
        Texas                                            74-193787
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   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)
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Robert L.G. Watson
President and Chief Executive Officer                             78232
Abraxas Petroleum Corporation
500 North Loop 1604 East, Suite 100
San Antonio, Texas
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(Address of Principal Executive Offices)                        (Zip Code)
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                                 Debt Securities
                       (Title of the Indenture Securities)

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the
                           Currency Washington, D.C.

              b) Whether it is authorized to exercise corporate trust powers. Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of the Trustee.*

                  2. A copy of the  certificate  of  authority of the Trustee to commence business.*

                  3. A copy of the  certificate  of  authority of the Trustee to exercise corporate trust powers.*

                  4. A copy of the existing bylaws of the Trustee.*

                  5. A copy  of  each  Indenture  referred  to in  Item  4.  Not applicable.

                  6. The  consent of the Trustee  required by Section  321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

                  7. Report of Condition of the Trustee as of September 30, 2005
                     published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



         * Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4 filed by Revlon Consumer Products Corp., Registration Number 333-128217.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 13th of March, 2006.


                                   By:      /s/ Raymond S. Haverstock
                                            -----------------------------------
                                            Raymond S. Haverstock
                                            Vice President




By:      /s/ Richard Prokosch
         -----------------------------------
         Richard Prokosch
         Vice President

                                    Exhibit 6

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  March 13th 2006


                                   By:      /s/ Raymond S. Haverstock
                                            -----------------------------------
                                            Raymond S. Haverstock
                                                     Vice President




By:      /s/ Richard Prokosch
         -----------------------------------
         Richard Prokosch
         Vice President

                                    Exhibit 7

                         U.S. Bank National Association
                        Statement of Financial Condition
                                AS OF 12/31/2005


                                    ($000's)

                                                          12/31/2005
                                                        --------------
Assets
     Cash and Due  From Depository Institutions            $8,000,884
     Securities                                            39,572,460
     Federal Funds                                          3,106,359
     Loans & Lease Financing Receivables                  134,097,750
     Fixed Assets                                           1,759,753
     Intangible Assets                                     11,264,248
     Other Assets                                          11,065,956
                                                        --------------
     Total Assets                                        $208,867,410

Liabilities
     Deposits                                            $135,603,591
     Fed Funds                                             13,987,126
     Treasury Demand Notes                                          0
     Trading Liabilities                                      186,413
     Other Borrowed Money                                  24,865,833
     Acceptances                                               60,785
     Subordinated Notes and Debentures                      6,606,929
     Other Liabilities                                      6,323,045
                                                        --------------
     Total Liabilities                                   $187,633,722

Equity
     Minority Interest in Subsidiaries                     $1,025,113
     Common and Preferred Stock                                18,200
     Surplus                                               11,804,040
     Undivided Profits                                      8,386,335
                                                        --------------
         Total Equity Capital                             $21,233,688

Total Liabilities and Equity Capital                     $208,867,410

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Raymond S. Haverstock
          Vice President

Date:  March 13th 2006